UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31, 2010

Date of Reporting Period: March 31, 2010

Item 1.	Reports to Stockholders.

The Report to Stockholders is attached herewith.

1st First Opportunity Fund, Inc.™

OTC Symbol: FOFI

A10

MARCH 31, 2010

Annual Report | March 31, 2010

Dear Shareholders:

The First Opportunity Fund ("the Fund") returned +44.4% on net asset value ("NAV") for the twelve-month period ending March 31, 2010. During the same period Financial stocks, as measured by the NASDAQ Banks Principal Only Index, returned +23.9%, underperforming the overall market return of +49.8%, as measured by the S&P 500 Index.

TOTAL RETURNS as of March 31, 2010

	YTD	6 M	1 YR	3 YRS	5 YRS	10 YRS
First Opportunity Fund NAV	9.0%	7.2%	44.4%	-13.4%	-4.2%	12.2%
S&P 500 Index	5.4%	11.8%	49.8%	-4.2%	1.9%	-0.7%
NASDAQ Composite*	5.9%	13.5%	56.7%	0.6%	4.6%	-5.8%
NASDAQ Banks*	13.2%	10.5%	23.9%	-17.0%	-8.8%	2.0%
SNL All Daily Thrift	6.7%	11.6%	14.4%	-28.4%	-16.2%	1.4%

Source: Wellington Management Company, LLP

*Principal Only

Periods greater than one year are annualized

The twelve-month period ended March 31, 2010 was truly an extraordinary time. Starting at the depths of the financial crisis, with many comparing the state of the US economy to the Great Depression, we have experienced a year of record shattering monetary and fiscal stimulus. Although surprising, the results of zero short term interest rates, a bloated Federal Reserve balance sheet, and $2 trillion of stimulus should not have been hard to predict.

While the Fund's +44.4% growth in NAV comfortably exceeded its benchmark financial services indexes, we lagged the broader equity market as measured by the S&P 500 Index. We had a defensive posture with cash levels above 20% at the beginning of this period and sought those financial companies less levered to a potential meltdown. This positioning was not helpful in the "melt up" that we saw during the year ended March 2010.

During the twelve-month period ended March 31, 2010, Goldman Sachs (+62.3%), a US-based bank holding company and investment bank, was the strongest contributor to the Fund's absolute performance. The company's shares rallied in July 2009 after the firm announced plans to pay back the government TARP loans. Shares strengthened in October 2009 after the company released strong quarterly earnings, but the stock has trended lower ever since as investors assessed potential regulatory

1	www.firstopportunityfund.com

and government policy changes, as well as concerns about the sustainability of recent, record fixed income results. Property and casualty insurance and reinsurance firm White Mountain Insurance (+106.7%), and diversified bank holding companies Bank of America (+81.1%) and Wells Fargo (+39.7%) were also significant positive contributors to absolute performance during the period.

The top detractor from absolute performance during the period was our position in Thornburg Mortgage Notes. The company defaulted on the Notes as a result of its Chapter 11 bankruptcy filing in May 2009. Due to the significant amount of claims senior to the Notes, our position was valued as worthless. Investments in Privee LLC (0.0%), a closely held Miami-based bank holding company which is also the parent of Republic Federal Bank, and National Bancshares (-55.3%), the holding company for Spartanburg, South Carolina-based First National Bank of the South, were also significant detractors from the Fund's absolute returns during the period.

In terms of industry positioning, the Fund remains primarily invested in Banks & Thrifts, where we favor large banks with strong balance sheets. We also have significant allocations to Capital Markets and Diversified Finance, and Insurance companies. At the end of the period, approximately 25% of the Fund's equity securities were domiciled outside the US, up from 12% a year ago, as our global research efforts led us to attractive financial investment opportunities in other countries, including India, Japan, and Switzerland. The Fund's top holdings at the end of the period included Goldman Sachs, East West Bancorp, Assured Guaranty, White Mountain Insurance, and Ocwen Financial.

We expect the torrid performance of bank stocks to moderate, or even reverse, in the near term as the supply of new capital continues unabated, short covering moderates, and incremental FDIC assisted deals become less attractive. We also think that the markets eagerness to discount normalized earnings two years out may lead to some disappointment as the "new normal" will likely be less than the old and may indeed be three or four years out instead of two. On the other hand, the Federal Reserve's insistence on a zero percent short term interest rate has pushed investors out the risk curve as well as bank treasurers who, if they are willing to take significant interest rate risk, can make a tidy profit off the record breaking steepness of the yield curve. That is another way of saying that we could be very wrong about a "cooling off" for bank stocks. But we don't think so.

Looking ahead, we continue to believe flexibility is critical, and the key to flexibility is liquidity. Our larger investments tend to be liquid stocks, or liquid companies, or both.

Annual Report | March 31, 2010	2

We continue to have a modest bet on the mortgage and bond insurers on the basis of rescission trends and the US government’s attempts to forestall foreclosures. In future months, we also hope to get a little help from the Fund’s portfolio of private placement securities, some of whose investment thesis have yet to mature.

While we do not dismiss the fiscal difficulties many nations are facing, we have continued to benefit from the wave of liquidity in the markets. We are watching the credit and interest rate markets intently, which we believe will be much more closely intertwined over the next few years than in past cycles.

As always, we thank you for your confidence and appreciate your support of the Fund.

Nicholas C. Adams
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP

3	www.firstopportunityfund.com

Dear Fellow Stockholders:

On behalf of the Board of Directors, I would like to highlight a number of events that have taken place since the end of the Fund’s fiscal year that may be important with regard to some stockholders’ continued investment in the Fund.

¤

At a meeting held on May 3, 2010, stockholders approved new investment co-advisory agreements with Rocky Mountain Advisers, LLC (RMA) and Stewart Investment Advisers (SIA), as well as a new sub-advisory agreement with Wellington Management Company, LLP. Under this restructuring, with respect to the portion of the portfolio managed by RMA and SIA, the new advisers intend to make a substantial investment in certain private investment funds currently managed by an affiliate of Wellington Management. Separately, Wellington Management will act as sub-adviser with respect to a discrete portion of the portfolio containing positions with respect to which Wellington Management has long-term familiarity in its role as the Fund’s previous advisor. The term of Wellington Management’s role as sub-adviser will not last more than 2 years and will be limited to liquidating a portion of the Fund’s legacy holdings. RMA and SIA will oversee the Fund’s investments in private investment funds, supervise and oversee all sub-advisory activities and manage the balance of the Fund’s assets in accordance with the stockholder approved changes and the Fund’s investment objective and policies.

¤

As part of the restructuring proposals, stockholders also approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies. Since stockholders eliminated this concentration policy altogether, the Fund will be required to reduce its exposure to the financial services industry to less than 25% of its overall assets, although it is expected that some of the private investment funds in which the Fund invests may have significant financial industry exposure. Because the Fund is presently substantially concentrated in financial services companies, it will likely continue to be concentrated in the securities of these companies in excess of the 25% threshold approved by stockholders for a period of time. The new advisers intend to reduce the Fund’s holdings in financial services companies to below the 25% threshold in a prudent manner.

¤

On May 6, 2010, as a result of the restructuring proposals approved by stockholders, the New York Stock Exchange notified the Fund that it intended to suspend trading of the Fund’s shares prior to the market opening on Wednesday, May 12, 2010. As had been discussed in the Fund’s recent

Annual Report | March 31, 2010	4

proxy materials, the NYSE did not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in hedge funds. However, the NYSE indicated that it would exercise its discretionary authority under the NYSE rules and initiate its delisting process based on it being in the “public interest”. This likelihood that the Fund would be delisted should it pursue the restructuring was discussed in the Fund’s recent proxy statement.

¤	On May 12, 2010, the Fund was officially delisted from the NYSE at which time it began trading under the ticker symbol “FOFI” in the over-the-counter market.

The restructuring was a project we worked on for almost two years. The Board is excited to begin the transition process and hope that our fellow stockholders are similarly excited about the new direction. The Board has had a long-held desire to give the Fund increased flexibility and broader access to Wellington Management’s talent. Although we understand it will take time to fully transition the Fund to implement the restructuring proposals, including making the new investments, reducing the Fund’s exposure to financial services companies and separating the Fund’s assets into the separate portfolios to be managed by the new advisers and Wellington Management as sub-adviser, I know everyone has the goal of making this a successful transition.

Very truly yours,

Joel Looney, Chairman

5	www.firstopportunityfund.com

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
3/31/09	$5.68	$4.32	$0.00
4/30/09	6.17	4.87	0.00
5/31/09	6.50	4.74	0.00
6/30/09	6.66	4.98	0.00
7/31/09	6.97	5.44	0.00
8/31/09	7.51	5.97	0.00
9/30/09	7.65	6.40	0.00
10/31/09	7.33	6.31	0.00
11/30/09	7.37	5.94	0.00
12/31/09	7.49	6.02	0.03
1/31/10	7.54	6.28	0.00
2/28/10	7.72	6.35	0.00
3/31/10	8.16	7.04	0.00

First Opportunity Fund, Inc. (formerly First Financial Fund, Inc.) was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

¤	December 31, 2006
¤	December 31, 2005
¤	December 31, 2004

and the 5 years ending:

¤	December 31, 2004 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

Annual Report | March 31, 2010	6

INVESTMENTS AS A % OF NET ASSETS

REGIONAL BREAKDOWN

U.S.	76.6%
Bermuda	7.0%
India	4.8%
Switzerland	3.9%
Japan	2.0%
Netherlands	1.5%
Turkey	1.0%
Cayman Islands	0.9%
United Kingdom	0.8%
Brazil	0.7%
Denmark	0.6%
Canada	0.5%
Australia	0.4%
Puerto Rico	0.4%
Luxembourg	0.3%
Singapore	0.1%
Other assets less liabilities	-1.5%

7	www.firstopportunityfund.com

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS (98.6%)
DOMESTIC COMMON STOCKS (72.0%)
Banks & Thrifts (37.9%)
163,844	1st United Bancorp, Inc.*	$1,318,944
73,090	Alliance Bankshares Corp.*	182,725
64,000	American River Bankshares	505,600
541,900	AmeriServ Financial, Inc.*	921,230
78,300	Bancorp Rhode Island, Inc.	2,141,505
133,900	Bancorp, Inc.*	1,191,710
202,400	Bank of America Corp.	3,612,840
69,789	Bank of Commerce Holdings	330,102
34,200	Bank of Marin	1,131,336
83,300	Bank of Virginia*	262,395
109,800	BB&T Corp.	3,556,422
57,000	BCB Bancorp, Inc.	506,730
37,400	Bridge Capital Holdings*	342,210
13,400	Cambridge Bancorp	402,000
47,298	Carolina Trust Bank*	231,760
340,815	CCF Holding Co.*(a)	34,081
29,600	Central Valley Community Bancorp*(b)(c)(g)	145,188
20,544	Central Valley Community Bancorp*	111,965
51,860	Centrue Financial Corp.	178,917
49,600	Citizens & Northern Corp.	622,480
60,000	Community Bank *(b)(c)(g)	3,622,200
75,800	The Connecticut Bank & Trust Co.*	341,100
490,270	East West Bancorp*(b)(c)(g)	7,686,453
87,366	Eastern Virginia Bankshares, Inc.	659,613
97,200	FC Holdings, Inc.*(b)(c)(g)	49,572
5,700	First Advantage Bancorp	60,990
39,700	First American International Bank*(b)(c)(g)	601,852
142,278	First California Financial Group, Inc.*	375,614
17,400	First Capital Bancorp, Inc.*	134,328
16,255	First Citizens BancShares, Inc.	3,230,844
66,500	First Community Bancshares, Inc.	822,605
48,400	First Interstate Bancsystem, Inc.	786,500
56,900	First Merchants Corp.	396,024
192,300	First Security Group, Inc.	415,368
66,726	First Southern Bancorp, Inc. - Class B*(b)	1,167,705
28,200	First State Bank*(b)(c)(g)	42,300
2,880	First Trust Bank*	16,560
193,261	Florida Capital Group, Inc.*(b)(c)(g)	193,261
17,248	FNB Bancorp	142,296
60,600	The Goldman Sachs Group, Inc.	10,340,178
207,700	Great Florida Bank - Class A*	143,313
15,300	Great Florida Bank - Class B*	9,180
66,000	Greater Hudson Bank N.A.*	277,860
228,000	Hampshire First Bank*(c)(g)	1,653,000
34,400	Heritage Financial Corp.*	519,096
35,203	Heritage Oaks Bancorp*	138,700
49,200	ICB Financial*	118,080

See accompanying notes to financial statements.

Annual Report | March 31, 2010	8

Shares	Description	Value (Note 1)

Banks & Thrifts (continued)
19,000	Katahdin Bankshares Corp.	$290,700
168,100	Metro Bancorp, Inc.*	2,314,737
18,140	Nara Bancorp, Inc.*	158,906
905,600	National Bancshares, Inc.*(b)(c)(g)	606,752
39,900	New England Bancshares, Inc.	302,841
5,400	North Dallas Bank & Trust Co.	208,440
361,622	Northfield Bancorp, Inc.	5,236,286
40,500	Oak Ridge Financial Services, Inc.*	210,600
2,500	Old Point Financial Corp.	36,900
103,200	OmniAmerican Bancorp, Inc.*	1,189,896
55,400	Pacific Continental Corp.	581,700
39,600	Parkway Bank*	31,680
12,500	Peoples Bancorp, Inc.	206,000
162,590	Pilot Bancshares, Inc.*(b)	199,986
61,000	PNC Financial Services Group, Inc.	3,641,700
236,100	PrivateBancorp, Inc.	3,234,570
190,540	Republic First Bancorp, Inc.*	737,390
46,900	Sandy Spring Bancorp, Inc.	703,500
–	Sequoia Acquisition Corp.(b)(f)	–
4,218	Sierra Bancorp	54,370
92,369	Southern First Bancshares, Inc.*	739,876
106,600	Southern National Bancorp of Virginia, Inc.*	829,348
302,900	Square 1 Financial, Inc.*(b)(c)(g)	2,020,343
97,500	State Bancorp, Inc.*	767,325
88,300	Sterling Bancorp	887,415
84,158	Sterling Banks, Inc.*	196,930
128,300	Susquehanna Bancshares, Inc.	1,258,623
22,860	Tower Bancorp, Inc.	611,962
8,500	Union Bankshares Corp.	128,350
90,600	U.S. Bancorp	2,344,728
52,164	Valley Commerce Bancorp*	310,376
43,787	Wainwright Bank & Trust Co.	425,610
106,200	Washington Banking Co.	1,337,058
117,200	Wells Fargo & Co.	3,647,264
238,000	Western Liberty Bancorp*	1,666,000
16,604	Xenith Bankshares, Inc.*	87,171

		88,880,065

Diversified Financial Services (4.9%)
16,241	Affinity Financial Corp.*(b)(c)(g)	–
86,700	Altisource Portfolio Solutions S.A.*	1,942,080
133,333	Center Financial Corp.*(b)(c)(g)	581,999
25,000	CMET Finance Holdings, Inc.*(b)(d)	949,250
276,300	Highland Financial Partners LP*(b)(d)	–
60,000	Independence Financial Group, Inc.*(b)(c)(g)	235,800
93,615	Mackinac Financial Corp.*	421,268
431,640	Muni Funding Co. of America, LLC*(b)(d)	1,040,252
260,100	Ocwen Financial Corp.*(b)(c)(g)	2,596,058
272,849	Ocwen Financial Corp.*	3,025,895

  See accompanying notes to financial statements.

9	www.firstopportunityfund.com

Shares	Description	Value (Note 1)

Diversified Financial Services (continued)
455,100	Ocwen Structured Investments, LLC*(b)(c)(g)	$506,299
466,667	Terra Nova Financial Group, Inc.*	224,000

		11,522,901
Insurance (6.3%)
241,100	Amtrust Financial Services, Inc.	3,363,345
11,400	Forethought Financial Group, Inc. - Class A*(b)(c)(g)	2,280,000
1,719	Forethought Financial Group, Inc. - Class B*(b)(c)(g)	343,800
284,500	Genworth Financial, Inc.*	5,217,730
202,403	Penn Millers Holding Corp.*	2,459,196
172,500	The PMI Group, Inc.*	934,950
7,600	Primerica, Inc*	114,000

		14,713,021
Mining (0.5%)
30,100	Barrick Gold Corp.	1,154,034

Mortgages & REITs (1.9%)
60,643	Cypress Sharpridge Investments, Inc., REIT	811,403
56,000	Dynex Capital, Inc., REIT	504,000
55,000	Embarcadero Bank*(b)(c)(g)	536,800
155,504	Newcastle Investment Holdings Corp., REIT*(b)	247,252
19,100	Omega Healthcare Investors, Inc.	372,259
87,900	Verde Realty*(b)(c)(g)	1,949,622

		4,421,336
Savings & Loans (19.7%)
129,101	Abington Bancorp, Inc.	1,019,898
34,100	Appalachian Bancshares, Inc.*	1,534
10,000	Auburn Bancorp, Inc.*(b)	84,900
151,500	Beacon Federal Bancorp, Inc.	1,305,930
335,235	Beneficial Mutual Bancorp, Inc.*	3,178,028
33,400	BofI Holding, Inc.*	465,262
80,600	Boston Private Financial Holdings, Inc.	594,022
129,280	Broadway Financial Corp.(a)	743,360
60,100	Carver Bancorp, Inc.	525,875
81,700	Central Federal Corp.*	93,955
72,446	CFS Bancorp, Inc.	320,936
33,000	Citizens Community Bank*	150,150
36,000	Citizens South Banking Corp.*(b)(c)(g)	199,584
200	Colonial Bankshares*	1,908
106,738	Danvers Bancorp, Inc.	1,476,187
33,500	Eagle Bancorp*	335,000
26,900	ECB Bancorp, Inc.	330,601
40,691	ESSA Bancorp, Inc.	510,265
32,500	Fidelity Federal Bancorp*(b)	295,425
25,638	First Community Bank Corp. of America*	57,685
87,300	First Financial Holdings, Inc.	1,314,738
87,700	Flushing Financial Corp.	1,110,282
22,555	Fox Chase Bancorp, Inc.*	243,820
43,400	Georgetown Bancorp, Inc.*	203,112
222,900	Hampden Bancorp, Inc.	2,229,000

See accompanying notes to financial statements.

Annual Report | March 31, 2010	10

Shares	Description	Value (Note 1)

Savings & Loans (continued)
29,430	HF Financial Corp.	$297,243
62,916	Home Bancorp, Inc.*	880,824
204,948	Home Federal Bancorp, Inc.	2,973,795
11,500	Investors Bancorp, Inc.*	151,800
77,500	Jefferson Bancshares, Inc.	354,175
81,700	Legacy Bancorp, Inc.	775,333
56,000	Liberty Bancorp, Inc.	406,560
130,712	LSB Corp.	1,620,829
30,200	Malvern Federal Bancorp, Inc.	291,430
158,200	Meridian Interstate Bancorp, Inc.*	1,645,280
310,300	MidCountry Financial Corp.*(b)(c)(g)	1,300,157
600	Naugatuck Valley Financial Corp.	3,870
113,200	Newport Bancorp, Inc.*	1,330,100
48,200	Northwest Bancshares, Inc.	565,868
93,400	Ocean Shore Holding Co.	999,380
89,900	OceanFirst Financial Corp.	1,021,264
67,100	Old Line Bancshares, Inc.	496,540
2,300	Oritani Financial Corp.	36,961
110,400	Osage Bancshares, Inc.	1,021,200
255,210	Pacific Premier Bancorp, Inc.*	1,250,529
165,930	Perpetual Federal Savings Bank(a)	2,074,125
17,500	Privee, LLC*(b)(c)(g)	–
121,500	Provident Financial Holdings, Inc.	422,820
40,650	Redwood Financial, Inc.*(a)	447,150
89,993	River Valley Bancorp(a)	1,248,203
28,600	Rockville Financial, Inc.	348,634
38,700	Rome Bancorp, Inc.	319,662
6,300	Royal Financial, Inc.*	11,718
308,740	SI Financial Group, Inc.*	1,975,936
17,600	Sound Financial, Inc.	79,200
100,000	Sterling Eagle*(b)	–
90,700	Territorial Bancorp, Inc.	1,726,021
110,500	Third Century Bancorp*(a)	552,500
156,400	ViewPoint Financial Group	2,535,244
1,451,428	Washington Mutual Unit Split*(c)(g)	224,681

		46,180,489
Trucking & Leasing (0.8%)
121,082	Willis Lease Finance Corp.*	1,910,674

TOTAL DOMESTIC COMMON STOCKS
(Cost $209,983,467)		168,782,520

FOREIGN COMMON STOCKS (24.9%)
Australia (0.4%)
321,916	CGA Mining, Ltd.*(b)(c)(g)	596,065
191,726	CGA Mining, Ltd.*	375,656

		971,721

  See accompanying notes to financial statements.

11	www.firstopportunityfund.com

Shares	Description	Value (Note 1)

Bermuda (7.0%)
284,830	Assured Guaranty, Ltd.	$6,257,715
112,000	CRM Holdings, Ltd.*	37,520
555,900	Maiden Holdings, Ltd.	4,108,101
36,500	RAM Holdings, Ltd.*	24,090
17,200	White Mountains Insurance Group, Ltd.	6,106,000

		16,533,426
Brazil (0.7%)
75,300	BR Properties S.A.*	544,526
122,600	PDG Realty S.A. Empreendimentos e Participacoes	1,025,832

		1,570,358
Canada (0.5%)
10,100	Genworth MI Canada, Inc.	272,973
49,800	Sino-Forest Corp.*	975,750

		1,248,723
Cayman Islands (0.9%)
1,885,500	Fantasia Holdings Group Co., Ltd.*	424,976
162,457	Phoenix Group Holdings*	1,656,650

		2,081,626
Denmark (0.6%)
12,690	Gronlandsbanken*	990,003
2,695	Spar Nord Bank A/S*	28,359
12,177	Sydbank A/S*	326,529

		1,344,891
India (4.8%)
45,582	Axis Bank, Ltd.	1,186,127
16,714	Bajaj Auto, Ltd.	750,092
43,173	Educomp Solutions, Ltd.	719,069
14,934	Financial Technologies India, Ltd.	521,784
13,393	Housing Development Finance Corp.	810,590
193,066	Indiabulls Financial Services, Ltd.	451,971
132,495	Jindal Saw, Ltd.	626,839
221,163	Karnataka Bank, Ltd.	591,147
80,902	Kotak Mahindra Bank, Ltd.	1,348,186
20,659	Maruti Suzuki India, Ltd.	652,488
53,608	Reliance Infrastructure, Ltd.	1,192,941
200,259	Shriram Transport Finance Co., Ltd.	2,349,179

		11,200,413
Japan (2.0%)
85,000	Mitsui O.S.K. Lines Ltd.	610,065
147,000	Nippon Yusen Kabushiki Kaisha	580,201
457	Osaka Securities Exchange Co., Ltd.	2,390,341
20,100	T&D Holdings, Inc.	475,787
72,600	Zuken, Inc.	535,822

		4,592,216
Luxembourg (0.3%)
17,069	Evraz Group S.A.*(e)	678,151

Netherlands (1.5%)
313,630	AerCap Holdings N.V.*	3,613,018

See accompanying notes to financial statements.

Annual Report | March 31, 2010	12

Shares	Description	Value (Note 1)

Puerto Rico (0. 4%)
70,300	Oriental Financial Group, Inc.	$949,050

Singapore (0.1%)
214,000	ARA Asset Management, Ltd.	174,388

Switzerland (3.9%)
56,957	Bank Sarasin & Cie AG*	2,363,305
316,450	UBS AG*	5,144,113
8,447	Valiant Holding AG	1,646,300

		9,153,718

Turkey (1.0%)
529,587	Turkiye Garanti Bankasi A.S.	2,477,396

United Kingdom (0.8%)
134,600	African Barrick Gold, Ltd.*	1,191,828
71,564	Prudential PLC	594,575

		1,786,403

TOTAL FOREIGN COMMON STOCKS
(Cost $61,224,782)		58,375,498

DOMESTIC PREFERRED STOCKS (1.2%)
200	Citizens South Bank, 5.00%*(b)(c)(g)	273,775
600	Heritage Oaks Banc., 5.00%*(b)(c)(g)	727,385
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)	1,736,000

TOTAL DOMES TIC PREFERRED STOCKS
(Cost $2,400,000:)		2,737,160

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*	30,225
423,058	Flagstar Bancorp, Warrant, strike price $0.62, Expires 1/30/19*(b)	169,948
5,700	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 5/13/10*(b)(c)(g)	–
859	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 6/30/10*(b)(c)(g)	–
5,700	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 11/13/10*(b)(c)(g)	–
860	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 12/30/10 *(b)(c)(g)	–
233,333	Terra Nova Financial Group, Inc., Warrant, strike price $3.00, Expires 3/17/11*(b)(c)(g)	–
181,429	Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13*(b)(c)(g)	29

		200,202

TOTAL DOMESTIC WARRANTS
(Cost $–)		200,202

  See accompanying notes to financial statements.

13	www.firstopportunityfund.com

Par Value	Description	Value (Note 1)

DOMESTIC CORPPORATE BONDS & NOTES (0.4%)
Banks (0.4%)

$1,010,000	Susquehanna Capital II, 11.00%, due 3/23/40	$1,055,450

TOTAL DOMESTIC CORPORATE BONDS & NOTES
(Cost $1,010,000)		1,055,450

TOTAL LONG TERM INVESTMENTS
(Cost $274,618,249)		231,150,830

SHORT TERM INVESTMENTS (2.9%)
Repurchase Agreement (2.9%)
6,900,000	Deutsche Bank Tri-Party Repo, 0.03% dated 3/31/10, to be repurchased at $6,900,006 on 4/1/10 collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $7,038,000.	6,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $6,900,000)		6,900,000

TOTAL SHORT TERM INVETSMENTS
(Cost $6,900,000)		6,900,000

TOTAL INVESTMENTS (101.5%)		238,050,830
(Cost $281,518,249)

TOTAL OTHER ASSETS LESS LIABILITIES (-1.5%)		(3,478,992)

TOTAL NET ASSETS (100.0%)		$234,571,838

*	Non-income producing security.

(a)	Affiliated Company. See Notes to Financial Statements.

(b)	Indicates a fair valued security. Total market value for fair value securities is $32,986,012 representing 14.1% of total net assets.

(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2010, these exemptions had a total value of $28,972,975 or 12.4% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

See accompanying notes to financial statements.

Annual Report | March 31, 2010	14

(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At period end, the aggregate market value of those securities was $678,151, representing 0.3% of net assets.

(f)

The Fund holds less than 0.50 shares of this security, which represents less than $0.50 in total market value. The fractional share represents the Fund’s participation in a contingent deal, expected to close in the second calendar quarter of 2010. As of the date of this report the deal had not yet closed.

(g)	Indicates a security which is considered illiquid. Also see Note 9.

Common Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A.S. - Anonim Sirketi is a Turkish term for joint stock company

A/S - Aktieselskab is a Danish term for joint stock company

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

           This translates literally in all languages mentioned as anonymous company.

     See accompanying notes to financial statements.

15	www.firstopportunityfund.com

ASSETS
Investments:
Investments (including repurchase agreement of $6,900,000), at value of Unaffiliated Securities (Cost $277,307,735) (Note 1)	$232,951,411
Investments, at value of Affiliated Securities (Cost $4,210,514)(Note 1 and 8)	5,099,419

Total Investments, at value	238,050,830
Receivable for investments sold	675,890
Appreciated credit default swap contracts, at value	489,003
Deposit with broker as collateral for credit default swaps(a)	460,000
Dividends and interest receivable	167,985
Foreign currency, at value (Cost $126,232)	127,371
Dividends reclaim receivable	96,456
Prepaid expenses and other assets	70,422

Total Assets	240,137,957

LIABILITIES
Payable for investment securities purchased	3,638,375
Depreciated credit default swap contracts, at value (net upfront payments received $175,517)	853,490
Investment advisory fees payable (Note 2)	586,109
Due to custodian	316,368
Legal and audit fees payable	67,432
Administration and co-administration fees payable (Note 2)	47,919
Directors’ fees and expenses payable (Note 2)	21,500
Accrued expenses and other payables	34,926

Total Liabilities	5,566,119

NET ASSETS	$234,571,838

NET ASSETS CONSIST OF:
Par value of common stock (Note 4)	$28,739
Paid-in capital in excess of par value of Common stock	342,334,391
Undistributed net investment income	240,894
Accumulated net realized loss on investments sold	(64,029,513)
Net unrealized depreciation on investments, swaps and foreign currency translation	(44,002,673)

NET ASSETS	$234,571,838

Net Asset Value, $234,571,838/28,739,389 Shares Outstanding	$8.16

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps.

See accompanying notes to financial statements.

Annual Report | March 31, 2010	16

NET INVESTMENT INCOME
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes $10,083)	$3,485,166
Dividends from Affiliated Securities	209,307
Interest	304,647
Interest Income Reversed on Defaulted Securities	(1,185,626)

Total Investment Income	2,813,494

Expenses:
Investment advisory fee (Note 2)	2,230,269
Administration and co-administration fees (Note 2)	548,754
Legal and audit fees	269,797
Directors’ fees and expenses (Note 2)	91,793
Custody fees	66,332
Insurance expense	53,663
Printing fees	20,022
Transfer agency fees	19,660
Other	70,642

Total Expenses	3,370,932

Net Investment Loss	(557,438)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	50,930
Credit default swap contracts	(864,394)
Foreign currency related transactions	(634,921)

(1,448,385)

Net change in unrealized appreciation/(depreciation) of:
Investment securities	76,931,110
Credit default swap contracts	(2,790,427)
Translation of assets and liabilities denominated in foreign currencies	8,230

74,148,913

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	72,700,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,143,090

   See accompanying notes to financial statements.

17	www.firstopportunityfund.com

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

OPERATIONS
Net investment income/(loss)	$(557,438)	$5,862,414
Net realized loss on investments sold	(1,448,385)	(59,372,908)
Net change in unrealized appreciation/ (depreciation) on investments, swap contracts and foreign currency translation	74,148,913	(74,611,766)

Net Increase/(Decrease) in Net Assets Resulting from Operations	72,143,090	(128,122,260)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(862,182)	(3,598,491)
From net realized capital gains	—	(171,273)

Net Decrease in Net Assets from Distributions	(862,182)	(3,769,764)

CAPITAL SHARE TRANSACTIONS
Repurchase of Shares (Note 4)	—	(1,949,879)

Net Decrease in Net Assets from Capital Share Transactions	—	(1,949,879)

Net Increase/(Decrease) in Net Assets	71,280,908	(133,841,903)

NET ASSETS
Beginning of year	163,290,930	297,132,833

End of year (including undistributed net investment income of $240,894 and $752,569, respectively)	$234,571,838	$163,290,930

See accompanying notes to financial statements.

Annual Report | March 31, 2010	18

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$72,143,090
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(352,850,562)
Proceeds from disposition of investment securities	324,509,565
Net proceeds from short-term investment securities	30,000,000
Premium amortization	(80,976)
Increase in deposits with broker as collateral for credit default swaps	(460,000)
Increase in receivable for investments sold	(628,721)
Decrease in dividends and interest receivable	28,681
Increase in upfront payments on swap contracts	(175,517)
Decrease in prepaid expenses and other assets	2,303
Increase in payable for investment securities purchased	773,345
Increase in accounts payable and accrued expenses	154,092
Net change in unrealized appreciation on investments	(76,931,110)
Net change in unrealized depreciation on swap contracts	2,790,427
Net realized gain from investments	(50,930)
Net realized loss on foreign currency transactions	634,921

NET CASH USED IN OPERATING ACTIVITIES	(141,392)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid to shareholders	(862,182)

NET CASH USED IN FINANCING ACTIVITIES	(862,182)

NET DECREASE IN CASH AND FOREIGN CURRENCY	(1,003,574)

CASH AT BEGINNING OF YEAR	$814,577
CASH AND FOREIGN CURRENCY AT END OF YEAR	$(188,997)

           See accompanying notes to financial statements.

19	www.firstopportunityfund.com

PAGE INTENTIONALLY LEFT BLANK

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of year
Income from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
Distributions:
Dividends paid from net investment income
Distributions paid from net realized capital gains
Total Distributions
Accretive/dilutive impact of Capital Share Transactions
Net asset value, end of period (a)
Market price per share, end of period (a)

Total Investment Return Based on Market Price (b)
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets
Ratio of net investment income/(loss) to average net assets
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	NAV and Market Value are published in The Wall Street Journal each Monday.

(b)

Total investment return is calculated assuming a purchase of a common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

  See accompanying notes to financial statements.

21	www.firstopportunityfund.com

For the Year Ended March 31,

2010	2009	2008	2007	2006

$ 5.68	$10.18	$15.15	$15.67	$17.28

0.01	0.17	0.18	0.08	0.15
2.50	(4.57)	(3.33)	1.03	2.36
2.51	(4.40)	(3.15)	1.11	2.51

(0.03)	(0.12)	(0.18)	(0.20)	(0.20)
—	(0.01)	(1.64)	(1.43)	(3.92)
(0.03)	(0.13)	(1.82)	(1.63)	(4.12)

—	0.03	—	—	—
$ 8.16	$5.68	$10.18	$15.15	$15.67
$ 7.04	$4.32	$9.04	$14.25	$16.51

63.76%	(51.03)%	(25.85)%	(4.28)%	17.07%

1.64%	1.84%	1.57%	1.28%	1.02%
(0.27%)	2.57%	1.34%	0.50%	1.54%
169%	64%	76%	55%	70%
$ 234,572	$163,291	$297,133	$442,363	$439,675
28,739	28,739	29,201	29,201	28,062

Annual Report | March 31, 2010	22

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008 the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return. As of March 31, 2010, under normal conditions, at least 65% of its assets were to be invested in financial services companies, except for temporary or defensive purposes, see Note 11. “Financial services companies” include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Investing in a primarily single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued The Accounting Standards CodificationTM (the “Codification”) which revises the framework for selecting the accounting principles to be used in the preparation of financial statements that are presented in conformity with GAAP. The objective of the Codification is to establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB. Codification was effective for interim and annual periods ended after September 15, 2009. In adopting the Codification, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. Codification requires any references within the Fund’s financial statements be modified from FASB issues to ASC.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but

23	www.firstopportunityfund.com

market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis. The financial statements include investments valued at $32,986,012 (14.1% of total net assets) as of March 31, 2010 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted the FASB ASC and follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

¤	Level 1 – unadjusted quoted prices in active markets for identical investments

¤	Level 2 – significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¤	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | March 31, 2010	24

The valuation techniques used by the Fund to measure fair value during the year ended March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks^	$131,722,548	$20,081,350	$16,978,622	$168,782,520

Foreign Common Stocks^	57,779,433	596,065	–	58,375,498

Domestic Preferred Stocks	–	–	2,737,160	2,737,160

Domestic Warrants	30,225	169,977	–	200,202

Domestic Corporate Bonds & Notes	–	1,055,450	–	1,055,450

Short Term Investments	6,900,000	–	–	6,900,000

TOTAL	$196,432,206	$21,902,842	$19,715,782	$238,050,830

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Credit Default Swaps	$–	$(540,004)	$–	$(540,004)

TOTAL	$–	$(540,004)	$–	$(540,004)

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2009	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfers in and/or out of Level 3	Balance as of March 31, 2010

Domestic Common Stocks^	$18,285,007	$–	$(2,991,358)	$2,931,648	$(1,246,675)	$16,978,622

Domestic Preferred Stock	1,600,000	–	136,000	–	1,001,160	2,737,160

Warrants	–	–	28	–	(28)	–

TOTAL	$19,885,007	$–	$(2,855,330)	$2,931,648	$(245,543)	$19,715,782

^	For detailed descriptions of industry and/or geography classifications, see the accompanying Portfolio of Investments.

Net change in unrealized appreciation/depreciation on Level 3 securities are included the Statement of Assets and Liabilities under Net change in unrealized depreciation on investments, swaps and foreign currency translation.

25	www.firstopportunityfund.com

The Fund uses the value of investment securities, as of the end of each reporting period, in determining transfers in/out of Levels 1, 2 or 3.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the value of which exceed the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or

Annual Report | March 31, 2010	26

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of March 31, 2010, the Fund was not participating in any securities lending arrangements.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

Credit default swap contracts entered into by the Fund as of March 31, 2010, were as follows:

Swap Counterparty	Referenced Obligation	Notional Amount	Rates paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Intl	Bank of India London	185,000 USD	1.00%	3/20/15	$2,617	$(267)
Morgan Stanley	Barclays Bank	4,500,000 EUR	1.42%	9/20/13	-	(148,944)

27	www.firstopportunityfund.com

Swap Counterparty	Referenced Obligation	Notional Amount	Rates paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	BNP Paribas	4,500,000 EUR	0.67%	9/20/13	$-	$(23,294)

Credit Suisse First Boston Intl	Capital One Bank	1,000,000 USD	1.00%	12/20/14	(10,425)	(4,050)

Goldman Sachs	Commerzbank	4,500,000 EUR	0.88%	9/20/13	-	(50,434)

Morgan Stanley	Credit Agricole	4,500,000 EUR	1.09%	9/20/13	-	(85,723)

Morgan Stanley	DBR	25,000,000 USD	0.12%	9/20/18	-	424,222

Goldman Sachs	EURO DB	3,400,000 EUR	0.88%	9/20/13	-	(30,723)

Morgan Stanley	Federative Republic Brazil	1,500,000 USD	1.00%	3/20/15	33,334	(20,103)

Morgan Stanley	IDBI Bank Ltd	705,000 USD	1.00%	3/20/15	11,554	(3,048)

Credit Suisse First Boston Intl	IDBI Bank Ltd	295,000 USD	1.00%	3/20/15	3,901	(341)

Goldman Sachs	Intesa Sanpaolo	4,500,000 EUR	0.57%	9/20/13	-	2,448

Morgan Stanley	Lloyds Bank	4,500,000 EUR	0.89%	9/20/13	-	62,333

Morgan Stanley	NAIGS13V1-5Y	25,000,000 USD	1.00%	12/20/14	50,653	(252,632)

Morgan Stanley	NAIGS13V1-5Y	25,000,000 USD	1.00%	12/20/14	68,565	(270,544)

Morgan Stanley	Republic of Korea	3,000,000 USD	1.22%	9/20/13	-	(54,216)

Morgan Stanley	Royal Bank Scotland	4,500,000 EUR	1.37%	9/20/13	-	(10,600)

Morgan Stanley	Societe Generale	4,500,000 EUR	1.01%	9/20/13	-	(71,471)

Morgan Stanley	State Bank of India London	705,000 USD	1.00%	3/20/15	11,554	(2,600)

Morgan Stanley	State Bank of India London	295,000 USD	1.00%	3/20/15	3,764	(17)

TOTAL					$175,517	$(540,004)

Derivative Instruments and Hedging Activities: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

Annual Report | March 31, 2010	28

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Investments (including repurchase agreement of $6,900,000), at value of Unaffiliated Securities	$200,202	N/A	–

Credit Contracts	Appreciated credit default swap contracts, at value	$489,003	Depreciated credit default swap contracts, at value (net upfront payments received $175,517)	$853,490

Total		$689,205		$853,490

The effect of derivatives instruments on the Statement of Operations for the year ended March 31, 2010:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Loss On Derivatives Recognized In Income

Equity Contracts	Net realized gain (loss) on: Unaffiliated securities/Net change in unrealized appreciation/ (depreciation) of: Investment securities	$–	$(42,503)

Credit Contracts	Net realized gain (loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: credit default swap contracts	$(864,394)	$(2,790,427)

Total		$(864,394)	$(2,832,930)

During the year ended March 31, 2010, the average notional amounts of credit default swap contracts entered into by the Fund, were $53,155,833 for those contracts measured in US Dollars, and $40,400,000 for those measured in Euros.

Federal Income Taxes: The Fund intends to qualify as a registered investment company (“RIC”) by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows ASC 740, “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return

29	www.firstopportunityfund.com

be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. The statute of limitations on the Fund’s federal and Colorado tax returns remains open for the years ended March 31, 2007 through March 31, 2010. To the best of the Fund’s knowledge, no income tax returns are currently under examination.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

Wellington Management Company, LLP serves as the investment adviser (the “Adviser” or “Wellington”) and makes investment decisions on behalf of the Fund (but see Note 11). The Fund pays the Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund’s average month-end total net assets (“Net Assets”) up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. Effective February 1, 2010, the Fund pays FAS a monthly fee, calculated at an annual rate 0.20% of the value of the Fund’s average monthly total net assets up to $100 million, and 0.15% of the Fund’s average monthly total net assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Fund’s average monthly total net assets up to $250 million; 0.18% of the Fund’s average monthly total net assets on the next $150 million; and 0.15% of the value of the Fund’s average monthly total net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”) and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the investment adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the

Annual Report | March 31, 2010	30

Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

Cost of purchases and proceeds from sale of securities for the year ended March 31, 2010, excluding short-term investments, aggregated $352,850,562 and $324,509,565, respectively.

On March 31, 2010, based on cost of $281,099,058 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $40,752,456 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $83,800,684.

As of March 31, 2010, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Common Stock outstanding - beginning of period	28,739,389	29,200,589
Common Stock repurchased	–	(461,200)
Common Stock outstanding - end of period	28,739,389	28,739,389

Between November 13, 2008 and March 31, 2009, 461,200 shares of common stock were repurchased at a total purchase price of $1,949,879, which reflects a weighted average discount from net asset value per share of 27.95%, in accordance with Section 23(c) of the 1940 Act, as described in Note 5 – Share Repurchase Program.

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the year ended March 31, 2010 the Fund did not repurchase any of its own shares. For the year ended March 31, 2009, the Fund repurchased 461,200 shares of common stock, also described in Note 4 – Capital.

31	www.firstopportunityfund.com

As of March 31, 2010, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,415 shares of Common Stock of the Fund, representing 35.51% of the total Fund shares outstanding.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the year ending March 31, 2010 and March 31, 2009 is as follows:

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Distributions paid from:
Ordinary Income	$862,182	$3,711,831
Long-term capital gain	–	57,933
	$862,182	$3,769,764

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$0
Accumulated Long-term Capital Loss	(63,980,639)
Unrealized Appreciation / (Depreciation)	(43,583,482)
Cumulative Effect of Other Timing Differences	(227,171)
$(107,791,292)

At March 31, 2010, the Fund had unused capital loss carryovers of $25,785,567 expiring March 31, 2017 and $33,379,202 expiring March 31, 2018.

The Fund has post October capital losses of $4,815,870 and post October currency losses of $130,403 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased undistributed net investment loss by $907,945, decreased accumulated capital loss by $740,078 and decreased paid-in-capital by $1,648,023 at March 31, 2010. Included in the amounts reclassified was a net operating loss of $1,535,109. The reclassifications had no impact on net asset value.

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Annual Report | March 31, 2010	32

Name of Affiliate	Beginning Share Balance as of 4/1/09	Purchases	Sales	Ending Share Balance as of 3/31/10	Dividend Income	Realized Gains (Losses)	Market Value
Broadway Financial Corp.	129,280	-	-	129,280	$25,856	$ -	$743,360
CCF Holding Co.	340,815	-	-	340,815	-	-	34,081
Perpetual Federal Savings Bank	165,930	-	-	165,930	107,855	-	2,074,125
Redwood Financial, Inc.	40,650	-	-	40,650	-	-	447,150
River Valley Bancorp	89,993	-	-	89,993	75,596	-	1,248,203
Third Century Bancorp	110,500	-	-	110,500	-	-	552,500
TOTAL					$209,307	$ -	$5,099,419

As of March 31, 2010, investments in securities included issues that are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Directors as reflecting fair value.

The Fund may invest, without limit, in illiquid securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Illiquid securities as of March 31, 2010 are as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$–	0.0%
CGA Mining, Ltd.	2/1/10	664,149	596,065	0.3%
Center Financial Corp.	12/29/09	500,000	581,999	0.2%
Central Valley Community Bancorp	12/22/09	155,400	145,188	0.1%
Citizens South Banking Corp.	3/11/10	162,000	199,584	0.1%
Citizens South Bank, 5.00%	3/11/10	200,000	273,775	0.1%
Community Bank	2/12/08	912,100	3,622,200	1.5%
East West Bancorp	11/3/09	4,428,830	7,686,453	3.3%
Embarcadero Bank	7/7/06	550,000	536,800	0.2%
FC Holdings, Inc.	1/5/06	972,000	49,572	0.0%
First American International	11/29/05	1,052,050	601,852	0.3%
First State Bank	11/21/07	190,350	42,300	0.0%

33	www.firstopportunityfund.com

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Florida Capital Group	8/23/06	$2,203,175	$193,261	0.1%
Forethought Financial Group, Inc. - Class A	11/13/09	2,280,000	2,280,000	1.0%
Forethought Financial Group, Inc. - Class B	12/31/09	343,800	343,800	0.1%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 5/13/10	11/13/09	–	–	0.0%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 6/30/10	12/31/09	–	–	0.0%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 11/13/10	11/13/09	–	–	0.0%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 12/30/10	12/31/09	–	–	0.0%
Hampshire First Bank	10/31/06	2,280,000	1,653,000	0.7%
Heritage Oaks Banc., 5.00%	3/10/10	600,000	727,385	0.3%
Independence Financial Group, Inc.	9/13/04	480,000	235,800	0.1%
MidCountry Financial Corp.	10/22/04	4,654,500	1,300,157	0.6%
National Bancshares, Inc.	6/6/06	2,128,160	606,752	0.3%
Ocwen Financial Corp.	3/27/09	1,723,203	2,596,058	1.1%
Ocwen Structured Investments, LLC	3/20/07- 8/27/07	1,547,340	506,299	0.2%
Privee, LLC	11/17/04	2,362,500	-	0.0%
Square 1 Financial, Inc.	5/3/05	3,029,000	2,020,343	0.9%
Terra Nova Financial Group, Inc., Warrant, strike price $3.00, Expires 3/17/11	3/16/06	-	-	0.0%
Verde Realty	2/16/07	2,900,700	1,949,622	0.8%
Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13	4/14/08	-	29	0.0%
Washington Mutual Split	4/8/08	12,700,000	224,681	0.1%
		$ 50,019,257	$28,972,975	12.4%

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

Annual Report | March 31, 2010	34

At a stockholder meeting held on May 3, 2010, stockholders approved new investment co-advisory agreements with Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”), as well as a new sub-advisory agreement with Wellington. Under the new structure approved by the Fund’s stockholders, with respect to the portion of the portfolio managed by RMA and SIA, the new advisers intend to make a substantial investment in certain private investment funds currently managed by an affiliate of Wellington. Separately, Wellington will act as sub-adviser with respect to a discrete portion of the portfolio containing positions with respect to which Wellington has long-term familiarity in its role as the Fund’s advisor. The term of Wellington’s role as sub-adviser will not last more than 2 years and will be limited to liquidating a portion of the Fund’s legacy holdings.

Under the new structure, RMA and SIA will be paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”). However, under the new co-advisory agreements, RMA and SIA will waive (i) their fees in an amount equal to 1.00% of the Fund’s assets invested in Wellington-affiliated private investment funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments and (ii) all fees paid to Wellington under the subadvisory agreement. Additionally, RMA and SIA agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Managed Assets up to $400 million, 1.10% on Managed Assets between $400-$600 million; and 1.00% on Managed Assets exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually.

As part of the restructuring proposals, stockholders also approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies. Since stockholders eliminated this concentration policy altogether, the Fund will be required to reduce its exposure to the financial services industry to less than 25% of its overall assets, although it is expected that some of the private investment funds in which the Fund will invest may have significant financial industry exposure.

On May 6, 2010, the Fund announced that the New York Stock Exchange (the “NYSE”) notified the Fund of its intent to suspend trading of the Fund’s shares prior to the market opening on May 12, 2010, because of the restructuring proposals approved by a majority of the Fund’s stockholders. As discussed in the Fund’s proxy materials, the NYSE does not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in private investment funds nor does federal securities law prohibit it. The NYSE indicated that it would exercise its discretionary authority under the NYSE rules and initiate its de-listing process based on it being in the “public interest.” At the opening of market May 12, 2010, the Fund’s shares stopped trading on the NYSE, but continued to trade in the over-the-counter market. The Fund notified stockholders on May 11, 2010, of its new trading symbol: FOFI. Stockholders should be able to continue to trade their Fund shares through their existing brokerage relationships, although under the new symbol.

Management has performed a review for subsequent events through the date this report was issued. There were no other reportable events for the Fund as a result of their review.

35	www.firstopportunityfund.com

To the Stockholders and Board of Directors of First Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of First Opportunity Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Fund for the period from April 1, 2005 to March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Opportunity Fund, Inc. as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the financial statements include investments valued at $32,986,012 (14.1% of total net assets) as of March 31, 2010, whose fair value have been estimated by management in the absence of readily determinable fair values, which could differ materially from the values that would have been used had a ready market for these investments existed. Management’s estimates are based on information provided by the Fund’s adviser.

Denver, Colorado

May 28, 2010

Annual Report | March 31, 2010	36

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund. com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Opportunity Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

37	www.firstopportunityfund.com

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. For the calendar year ended December 31, 2009, the Fund made one dividend distribution on December 31, 2009 of $0.03 per share. The distribution consisted entirely of ordinary income.

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2010:

Corporate Dividends Received Deduction – 100%

Qualified Dividend Income – 100%

Annual Report | March 31, 2010	38

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

39	www.firstopportunityfund.com

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†	Other Directorships Held by Director During the Past Five Years
Independent Directors
Joel W. Llooney, Age: 48	Director and Chairman of the Board	Since 2003	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4

Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; and Director and Chairman (since 2007), The Denali Fund Inc.

Dr. Dean L. Jacobson Age: 71	Director	Since 2003	President & CEO (since 1985), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director, (since 1995), Southwest Mobile Storage Inc.; Director (1999-2009), Arizona State University Foundation; and Director, Arizona State University Sun Angel Foundation (past chairman) (1995 to present).	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc. and The Denali Fund Inc.

Annual Report | March 31, 2010	40

Name, Address*, Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†	Other Directorships Held by Director During the Past Five Years
Richard I. Barr Age: 72	Director	Since 2001	Retired (since 2001); President and Director (1996-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (and National Chairman), Association of Sales and Marketing Companies; President of the Arizona Food Brokers Association; and Advisory Board member for various food manufactures including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars.	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.
Interested Directors**
Susan L. Ciciora Age: 45	Director	Since 2003	Trustee, Lola Brown Trust No. 1B (since 1994) and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.
John S. Horejsi Age: 42	Director	Since 2003	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation.	4	Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc. and The Denali Fund Inc.

**	Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of FAS.

41	www.firstopportunityfund.com

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on May 3, 2010. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†	Other Directorships Held by Director During the Past Five Years

Stephen C. Miller Age: 57	President	Since 2003. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services LLC.; Vice President (since 1999), Stewart Investment Advisers; Director (2003- 2004), Chief Compliance Officer (2004-2007), of the Fund; President (since 1999), Director (1999-2004) and Chief Compliance Officer (2004-2007) Boulder Total Return Fund, Inc.; President (since 2002), Director (2002-2004) and Chief Compliance Officer (2004-2007), Boulder Growth & Income Fund, Inc; President (since 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

				N/A	N/A
Carl D. Johns Age: 47	Chief Financial Officer, Chief Accounting Officer, Vice Presi- dent and Treasurer	Since 2003. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services LLC.; Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer (since 1999), Boulder Total Return Fund, Inc., (since 2002), Boulder Growth & Income Fund, Inc. and (since 2007), The Denali Fund Inc.

				N/A	N/A

*	Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Annual Report | March 31, 2010	42

Name, Address*, Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†	Other Directorships Held by Director During the Past Five Years
Joel L. Terwilliger Age: 41	Chief Compliance Officer and Associate General Counsel	Chief Compliance Officer since 2007 and Associate General Counsel since 2006. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, and Fund Administrative Services LLC., Chief Compliance Officer (since 2007), Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and, The Denali Fund Inc.; Senior Associate/Legal Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

				N/A	N/A
Stephanie J. Kelley Age: 53	Secretary	Since 2003. Appointed annually.

Secretary (since 2000), Boulder Total Return Fund, Inc.; Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

				N/A	N/A
Nicole L. Murphy Age: 33	Vice President and Assistant Secretary	Vice President since 2008 and Assistant Secretary since 2003. Appointed annually.

Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.

				N/A	N/A

*	Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

43	www.firstopportunityfund.com

Directors	Richard I. Barr Susan L. Ciciora John S. Horejsi Dean L. Jacobson Joel W. Looney
Investment Adviser	Wellington Management Company, LLP 75 State Street Boston, MA 02109
Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Custodian	Bank of New York Mellon One Wall Street New York, NY 10286
Transfer Agent	Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202
Legal Counsel	Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street, 25th Floor Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2010; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Item 2.	Code of Ethics.

As of the end of the period covered by this report, First Opportunity Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the U.S. Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

(a)            Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 and $32,000 for the fiscal years ended March 31, 2009 and March 31, 2010, respectively.

(b)            Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2009 and March 31, 2010, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)            Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $7,250 and $7,250 for the fiscal years ended March 31, 2009 and March 31, 2010, respectively.

(d)            All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2009 and March 31, 2010 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)            (1)    Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)            (2)    Percentage of Services. There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            Not applicable.

(h)            Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6.	Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of First Opportunity Fund, Inc. (the “Fund”) hereby adopts the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the “Voting Policies”).

1.        Policy.    It is the policy of the Board of Directors of the Fund (the “Board”) to delegate certain responsibilities for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board’s continuing oversight.1 Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

2.        Fiduciary Duty.    The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Fund and the shareholders’ investments. Although typically an investment company’s adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g., approval of auditors and uncontested director elections).

3.        Procedures.    The following are the procedures adopted by the Board for the administration of this policy:

a.    Review of Proxy Voting Procedures. Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.    Voting of Routine Proxies. An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines.

c.    Voting of Non-Routine Proxies. With respect to non-routine proxy issues (“Non-Routine Proxies”), Stephen C. Miller or his successor (i.e., President of the Fund and member of the Board) and at least one independent director (the “Proxy Committee”), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

d.    Seeking Advice from the Fund’s Adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management (“Wellington”) to invest in financial services company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non-Routine matters arise or are anticipated. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

e.    Voting Record Reporting. To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

Voting Policies and Procedures

No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Proxy Committee has identified as involving a conflict of interest2, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.        Revocation.    The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.        Annual Filing.    The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6.        Disclosures.

a.    The Fund shall include in any future registration statement:

i.         A description of the Voting Policies and the Voting Guidelines3; and

ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b.    The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.        A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; and on the SEC website.5

ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without

2  As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund.

3  This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

4  This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

5  This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

Voting Policies and Procedures

charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; or both; and on the SEC website.6

7.        Recordkeeping Requirements.    SEC Rule 204-2, as amended, requires the Fund to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests
5.	Any documents prepared by Management material to making a decision how to vote, or that memorialized the basis for the decision.

8.        Review of Policy.    At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Revised November 28, 2008 to reflect name change of First Financial Fund, Inc. to First Opportunity Fund, Inc.

6  This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Fund’s proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.	We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager Biography

As of June 1, 2010, Stewart R. Horejsi together with Carl D. Johns, the Fund’s Vice President and Treasurer, are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s assets. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, LLC (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”. The Portfolio Managers act as the portfolio managers with respect to the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), the Denali Fund Inc. (“DNY”) and the Boulder Total Return Fund, Inc. (“BTF”). As of

March 31, 2010, BIF, DNY, and BTF had total assets, including leverage, of approximately $211.3 million, $114.8 million, and $293.6 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $759.3 million as of March 31, 2010. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for Boulder Investment Advisers, LLC (“BIA”) and SIA since 1999 and RMA since 2008. Mr. Johns has been the Vice President and Treasurer of BIA since 1999 and RMA since 2008, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President and Treasurer of BTF since 1999, of BIF since 2002, of the Fund since 2003, of DNY since October 2007.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, general economic conditions, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF, DNY and BTF. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, BTF and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios do not generally consist of the same investments as the Fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 4,272,118 shares of the Fund as of June 3, 2010. In addition, (i) the Stewart R. Horejsi Trust No. 2, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 2,169,602 shares of the Fund; (ii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 1,737,573 shares of the Fund; and (iii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother, owns 2,150,906 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million. Mr. Johns holds between $50,001 and $100,000 of the shares of the Fund as of June 3, 2010.

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (“Wellington Management”), served as the primary portfolio manager of the Fund since inception (1986) through May 31, 2010. Mr. Adams joined Wellington Management as an investment professional in 1983. Mr. Adams continues to serve as portfolio manager for a select basket of securities under the Sub-Advisory Agreement between RMA, SIA and Wellington Management.

The following table shows information regarding other accounts managed by Mr. Adams

(As of March 31, 2010):

	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)
All Accounts:	0	$0	4	$3,500.6	0	$0

Accounts where advisory fee is based on account performance (subset of above):	0	$0	4	$3,500.6	0	$0

(1) Does not include the Fund.

The following table shows shares of the Fund beneficially owned by Mr. Adams:

None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
X

Wellington Management Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager under the Sub-Advisory Agreement who is primarily responsible for the day-to-day management of the Fund (“Sub-Advisory Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Sub-Advisory Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Sub-Advisory Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Sub-Advisory Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Sub-Advisory Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Sub-Advisory Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Sub-Advisory Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Sub-Advisory Portfolio Manager. Finally, the Sub-Advisory Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

RMA and SIA receive a fee based on the assets under management of the Fund as set forth in the Co-Advisory Agreements.

Wellington Management receives a fee based on the assets under management of the Fund as set forth in Investment Sub-Advisory Agreement between Wellington Management and RMA and SIA. Wellington Management pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Sub-Advisory Portfolio Manager includes a base salary and incentive components. The base salary for the Sub-Advisory Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Sub-Advisory Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Sub-Advisory Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Sub-Advisory Portfolio Manager. The Sub-Advisory Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only and John Hancock Bank & Thrift Opportunities Fund over one and three year periods, with an emphasis on three year results. Prior to December 1, 2007, the Sub-Advisory Portfolio Manager’s incentive payment relating to the Fund was also linked to the John Hancock Financial Trends Fund. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Sub-Advisory Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Sub-Advisory Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Adams is a partner of the firm.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	June 7, 2010